UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                February 21, 2006


                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                        1-8351                       31-0791746
 (State or other            (Commission File Number)          (I.R.S. Employer
  jurisdiction of                                              Identification
    incorporation)                                                 Number)


          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH  45202
               (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:
                                 (513) 762-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 230.425)


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Item 2.02      Results of Operations and Financial Condition

               On February 21, 2006 Chemed Corporation issued a press release announcing its financial results for the quarter ended December 31, 2005. A copy of the release is furnished herewith as Exhibit 99.


Item 8.01      Other Events

               Like other large California employers, the Company's VITAS subsidiary faces allegations of purported class-wide wage and hour violations. It is party to a class action lawsuit filed in the Superior Court of California, Los Angeles County, in April of 2004 by Ann Marie Costa, Ana Jimenez, Mariea Ruteaya and Gracetta Wilson. This case alleges failure to pay overtime wages for hours worked "off the clock" in administrative tasks, including voicemail retrieval, time entry, travel to and from work, and pager response. This case also alleges VITAS failed to provide meal and break periods to a purported class of California nurses, home health aides and licensed clinical social workers. The case also seeks payment of penalties, interest, and Plaintiffs' attorney fees. VITAS contested these allegations.

               Plaintiff moved for class certification, and VITAS opposed this motion. We have reached an agreement, which is subject to court approval, with the Plaintiff class in order to avoid the uncertainty of litigation and the related diversion of resources and personnel. We had accrued a pretax liability of $2.3 million on our opening balance sheet for this case. At that time, this represented our best estimate of our exposure in the matter. As a result of the tentative resolution, we recorded a pretax charge of $17.4 million ($10.8 million aftertax), representing the portion of this settlement not accounted for on Vitas' opening balance sheet. These amounts are inclusive of Plaintiffs' class attorneys' fees and the costs of settlement administration.



Item 9.01      Financial Statements and Exhibits

                    c)   Exhibit

                         (99) Registrant's press release dated February 21, 2006


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CHEMED CORPORATION


Dated:   February 21, 2006               By:  /s/ Arthur V. Tucker, Jr.
        ------------------                    --------------------------
                                              Arthur V. Tucker, Jr.
                                              Vice President and Controller


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